UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2018

QTS Realty Trust, Inc.

Quality Tech, LP

(Exact name of registrant as specified in its charter)

Maryland (QTS Realty Trust, Inc.) Delaware (Quality Tech, LP)	001-36109 333-201810	46-2809094 27-0707288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12851 Foster Street Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 814-9988

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On October 15, 2018, QTS Realty Trust, Inc. (the “Company”), in its capacity as general partner of QualityTech LP, a Delaware limited partnership (the “Operating Partnership”), entered into Amendment No. 3 (the “Amendment”) to the Fifth Amended and Restated Agreement of Limited Partnership, dated as of October 15, 2013 (the “Partnership Agreement”). The Amendment amends the Partnership Agreement to reflect changes in the U.S. federal tax laws made by the Bipartisan Budget Act of 2015 related to the tax audits of partnerships, including to designate the Company as the partnership representative of the Operating Partnership, to update the powers granted to the Company as partnership representative, including the power to require the current and former partners of the Operating Partnership to make cash payments to the Operating Partnership for their share of Operating Partnership level assessments and to withhold from distributions to the partners for those payments, to require the current and former partners of the Operating Partnership to cooperate with the Company and provide information related to tax audits of the Operating Partnership, to give the Company the authority to amend the Partnership Agreement to implement the partnership tax audit rules in the Bipartisan Budget Act of 2015 and related rules or regulations, and to provide that the obligations of the partners of the Operating Partnership related to tax audits of the Operating Partnership will survive the termination, dissolution, liquidation and winding up of the Operating Partnership and such partner’s withdrawal from the Operating Partnership or the transfer of such partner’s interest in the Operating Partnership.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein. The summary of the Amendment set forth above is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 3 to the Fifth Amended and Restated Partnership Agreement of QualityTech, LP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2018		QTS Realty Trust, Inc.

	By:	/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

Date: October 16, 2018		Quality Tech, LP

	By:	/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

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